                                                                    EXHIBIT 10.2



                          REGISTRATION RIGHTS AGREEMENT

        This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of the 9th day of August, 2002, by and between (i) Corixa Corporation, a Delaware corporation (the "Company"), (ii) each person listed on Exhibit A attached hereto (collectively, the "Initial Investors" and each individually, an "Initial Investor"), and (iii) each person or entity that subsequently becomes a party to this Agreement pursuant to, and in accordance with, the provisions of Section 11 hereof (collectively, the "Investor Permitted Transferees" and each individually an "Investor Permitted Transferee").

        WHEREAS, the Company has agreed to issue and sell to the Initial Investors, and the Initial Investors have agreed to purchase from the Company, 7,322,562 shares (the "Purchased Shares") of the Company's common stock, $0.001 par value per share (the "Common Stock") and warrants to purchase 0.17 shares of Common Stock for every Purchased Share purchased (the "Warrants"), all upon the terms and conditions set forth in that certain Securities Purchase Agreement, dated of even date herewith, between the Company and the Initial Investors (the "Purchase Agreement"); and

        WHEREAS, the terms of the Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder for the Company and the Initial Investors to execute and deliver this Agreement.

        NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

        1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

        "Board" shall mean the board of directors of the Company.

        "Closing" shall have the meaning ascribed to such term in the Purchase Agreement.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

        "Investors" shall mean, collectively, the Initial Investors and the Investor Permitted Transferees; provided, however, that the term "Investors" shall not include any of the Initial Investors or any of the Investor Permitted Transferees that ceases to own or hold all of its Securities.

        "Majority Holders" shall mean, at the relevant time of reference thereto, those Investors holding and/or having the right to acquire, as the case may be, more than two-thirds of the Registrable Shares then held by all of the Investors.

        "Registrable Shares" shall mean the Purchased Shares and the Underlying Shares prior to the Mandatory Registration Termination Date (as defined below).

        "Rule 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

        "SEC" shall mean the Securities and Exchange Commission.

        "Securities" shall mean the Purchased Shares, the Underlying Shares and the Warrants.

        "Securities Act" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

        "Underlying Shares" shall mean the shares of Common Stock issuable upon exercise of the Warrants.

        2. EFFECTIVENESS. This Agreement shall become effective and legally binding only if the Closing occurs.

        3. MANDATORY REGISTRATION.

               (a) No later than 10 business days after the Closing, the Company will prepare and file with the SEC a registration statement on Form S-3 for the purpose of registering under the Securities Act all of the Registrable Shares for resale by, and for the account of, the Investors as selling stockholders thereunder (the "Registration Statement"). The Registration Statement shall permit the Investors to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares. In the event that the Registration Statement is reviewed by the staff of the SEC, then prior to the effectiveness of the Registration Statement, the Company shall respond in writing to any comment letter issued by the SEC relating to the Registration Statement within 5 business days after receipt of such SEC comment letter. The Company agrees to use reasonable efforts to cause the Registration Statement to become effective as soon as practicable, but in no event later than 90 days after the Registration Statement is filed by the Company.

               (b) The Company shall be required to keep the Registration Statement effective until the earliest of (i) the date on which all of the Investors may sell all of the Registrable Shares without restriction pursuant to Rule 144(k) (or the successor rule thereto) promulgated under the Securities Act, (ii) the date when all of the Registrable Shares registered thereunder shall have been sold and (iii) the second anniversary of the Closing, subject to extension as set forth below (such date is referred to herein as the "Mandatory Registration Termination Date"). Thereafter, the Company shall be entitled to withdraw the Registration Statement and the Investors shall have no further right to offer or sell any of the Registrable Shares pursuant to the Registration Statement (or any prospectus relating thereto). In the event the right of the selling Investors to use the Registration Statement (and the prospectus relating thereto) is delayed or suspended pursuant to Sections 4(c) or 9 hereof, the Company shall be required to extend the Mandatory Registration Termination Date beyond the second anniversary of the Closing by the same number of days as such delay or Suspension (as defined in Section 9 hereof) is in effect.

               (c) The offer and sale of the Registrable Shares pursuant to the Registration Statement shall not be underwritten.

               (d) In the event that the Company does not within the time limits set forth in 3(a) above, (i) file the Registration Statement, (ii) deliver its response letter to the SEC or (iii) obtain the effectiveness of the Registration Statement, then the Company shall pay to each Investor 1.0% of such Investor's aggregate purchase price per month (on a pro-rated basis) for the period commencing on the required filing date, response date or effective date, as applicable, and ending on the date the Registration Statement is filed, the response letter is delivered to the SEC or the Registration Statement is declared effective, as applicable.

        4. OBLIGATIONS OF THE COMPANY. In connection with the Company's obligation under Section 3 hereof to file the Registration Statement with the SEC and to use its reasonable efforts to cause the Registration Statement to become effective as soon as practicable, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the Mandatory Registration Termination Date, including without limitation such amendments and supplements as may be necessary to include any Investor Permitted Transferees in the Registration Statement and related prospectus;

               (b) Furnish to the selling Investors such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with Section 4(a) above) as the selling Investors may reasonably request in order to facilitate the disposition of such selling Investors' Registrable Shares;

               (c) Notify the selling Investors, at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in or relating to the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Company will, subject to
Section 9, promptly prepare (and, when completed, furnish an adequate number of copies to each selling Investor) a supplement or amendment to such prospectus so that, as furnished to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, the selling Investors will not offer or sell Registrable Shares until the Company has notified the selling Investors that it has prepared a supplement or amendment to such prospectus and delivered copies of such supplement or amendment to the selling Investors (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation, subject to Section 9, to promptly prepare a prospectus amendment or supplement as above provided in this Section 4(c) and deliver copies of same as above provided in Section 4(b) hereof); and

               (d) Use reasonable efforts to register and qualify the Registrable Shares covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably appropriate in the opinion of the Company, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and provided further that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Registrable Shares shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Registrable Shares be borne by the selling Investors, then the selling Investors shall, to the extent required by such jurisdiction, pay their pro rata share of such qualification expenses.

               (e) Subject to the terms and conditions of this Agreement, the Company shall use reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Shares for sale in any jurisdiction in the United States, (ii) if such an order or suspension is issued, obtain the withdrawal of such order or suspension at the earliest practicable moment and notify each holder of Registrable Shares of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding such purpose.

               (f) The Company shall (i) timely notify the Nasdaq National Market of the issuance of the Securities and (ii) engage a transfer agent and registrar to maintain the Company's stock ledger for all Registrable Shares covered by the Registration Statement not later than the effective date of the Registration Statement.

        5. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that each selling Investor shall complete the Registration Statement Questionnaire attached hereto as Appendix I, and shall furnish to the Company such other information regarding it and the securities held by it as the Company shall reasonably request and as shall be required in order to effect any registration by the Company pursuant to this Agreement.

        6. EXPENSES OF REGISTRATION. All expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement (excluding underwriting, brokerage and other selling commissions and discounts), including without limitation all registration and qualification and filing fees, printing, and fees and disbursements of counsel for the Company, shall be borne by the Company.

        7. INDEMNIFICATION.

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Investor, each officer and director of such selling Investor, and each person, if any, who controls such selling Investor, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or arise out of or are based upon any failure by the Company to fulfill any undertaking included in the Registration Statement; and will reimburse such selling Investor or any such officer, director or controlling person, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission made in connection with the Registration Statement, any preliminary prospectus or final prospectus relating thereto or any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished expressly for use in connection with the Registration Statement or any such preliminary prospectus or final prospectus by such selling Investors, or
(ii) an untrue statement or alleged untrue statement or omission in the Registration Statement or any prospectus that is corrected in any subsequent amendment or supplement to the Registration Statement or prospectus that was delivered to the selling Investor before the pertinent sale or sales by the selling Investor.

               (b) To the extent permitted by law, each selling Investor will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, and all other selling Investors against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person or such other selling Investor may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement or any preliminary prospectus or final prospectus, relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission (i) was made in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished by such selling Investor expressly for use in connection with the Registration Statement, or any preliminary prospectus or final prospectus, or (ii) was corrected in any subsequent amendment or supplement to the Registration Statement or prospectus that was delivered to the selling Investor before the pertinent sale or sales by the selling Investor and such corrected amendment or supplement to the

Registration Statement or prospectus was not delivered to the purchaser; and such selling Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person or other selling Investor in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the liability of each selling Investor hereunder shall be limited to the proceeds received by such selling Investor from the sale of Registrable Shares covered by the Registration Statement, and provided further, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those selling Investor(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

               (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the indemnifying parties. In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense, provided, however, that the counsel for the indemnifying party shall act as lead counsel in all matters pertaining to such defense or settlement of such claim and the indemnifying party shall only pay for such indemnified party's expenses for the period prior to the date of its participation on such defense. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, but the omission so to notify the indemnifying party will not relieve him of any liability which he may have to any indemnified party otherwise other than under this Section 7.

               (d) Notwithstanding anything to the contrary herein, the indemnifying party shall not be entitled to settle any claim, suit or proceeding arising out of or based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement or any preliminary prospectus or final prospectus, relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless in connection with such settlement, the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

               (e) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the

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one hand and the Investors on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Investor shall be required to contribute any amount in excess of the amount by which the gross amount received by the Investor from the sale of the Registrable Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors' obligations in this subsection to contribute are several in proportion to their sales of Registrable Shares to which such loss relates and not joint.

               (f) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

        8. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell the Registrable Shares to the public without registration, the Company covenants and agrees: (i) to make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3, or any successor or substitute form, and in Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act, (iii) as long as any Investor owns any Securities, to furnish in writing upon such Investor's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Investor a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Investor of any rule or regulation of the SEC permitting the selling of any such Registrable



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Shares without registration and (iv) undertake any additional actions commercially reasonable and necessary to maintain the availability of the Registration Statement or the use of Rule 144.

        9. DEFERRAL AND LOCK-UP.

               (a) Notwithstanding anything in this Agreement to the contrary, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or related prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (a "Disclosure Event"); then the Company shall deliver a certificate in writing to each Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will (i) keep the fact of such certificate and its contents confidential, and (ii) refrain from selling any Registrable Shares pursuant to the Registration Statement (a "Suspension") until the Investor's receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus.

               (b) In the event of any Suspension, the Company will use its best efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Investors; provided, however, that if Company shall state in the Suspension Notice that the Board of Directors of the Company has determined in good faith that premature disclosure of a Disclosure Event (i) would be materially adverse to any proposed material transaction that is the subject of the Disclosure Event or (ii) would make the successful consummation by the Company of such material transaction significantly less likely, then the Company shall have the right to extend the Suspension for up to the maximum period provided in Section 9(c) below.

               (c) Notwithstanding the remainder of this Section 9, the Investors shall not be prohibited from selling Registrable Shares under the Registration Statement as a result of Suspensions on more than two occasions, for not more than an aggregate of 60 days, in any twelve month period, unless, in the good faith judgment of the Company's Board of Directors, upon advice of counsel, the sale of Registrable Shares under the Registration Statement in

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reliance on this paragraph would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in potential liability to the Company. Provided that a Suspension is not then in effect, the Investors may sell Registrable Shares under the Registration Statement, provided that they arranges for delivery of a current prospectus to the transferee of such Registrable Shares.

        10. TRANSFER RESTRICTIONS.

                  (a) Each Investor agrees that it will not sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "Disposition"), the Securities, nor will such Investor engage in any hedging or other transaction which is designed to or could be reasonably expected to lead to or result in a Disposition of Securities by such Investor or any other person or entity unless (a) the Securities are registered under the Securities Act, or (b) such Investor shall have delivered to the Company an opinion of counsel in form, substance and scope reasonably acceptable to the Company, to the effect that registration is not required under the Securities Act or any applicable state securities law due to the applicability of an exemption therefrom. Such prohibited hedging or other transactions would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock of the Company.

               (b) Such Investor acknowledges and agrees that the Warrants are not transferable without the prior written consent of the Company, except under the limited circumstances provided in the Warrants.

               (c) Such Investor acknowledges and agrees that no sales of the Registrable Shares may be made under the Registration Statement and that the Registrable Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Registrable Shares is accompanied by a separate Transfer Notice for Sales Pursuant to Registration
Statement: (i) in the form of Appendix II hereto; (ii) executed by an officer of, or other authorized person designated by, the Investor; and (iii) to the effect that (A) the Registrable Shares have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or blue sky laws, and (B) the requirement of delivering a current prospectus has been satisfied.

               (d) Each Investor understands and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Registrable Shares, or possession or distribution of offering materials in connection with the issue of Registrable Shares, in any jurisdiction outside of the United States where action for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Registrable Shares or has in its possession or distributes any offering material, in all cases at its own expense.

        11. TRANSFER OF REGISTRATION RIGHTS. None of the rights of any Investor under this Agreement shall be transferred or assigned to any person unless (i) such person is a Qualifying Holder (as defined below), and (ii) such person agrees to become a party to, and bound by, all of the terms and conditions of, this Agreement by duly executing and delivering to the Company an Instrument of Adherence in the form attached as Exhibit B hereto. For purposes of this Section 11, the term "Qualifying Holder" shall mean, with respect to any Investor, (i) any partner or member thereof, (ii) any corporation, partnership or limited liability company controlling, controlled by, or under common control with, such Investor or any partner or member thereof, or (iii) any other direct transferee from such Investor of at least 50% of those Registrable Shares held by such Investor or issuable upon exercise of Warrants held by such Investor. None of the rights of any Investor under this Agreement shall be transferred or assigned to any person (including, without limitation, a Qualifying Holder) that acquires Registrable Shares in the event that, and to the extent that, such person is eligible to resell such Registrable Shares pursuant to Rule 144(k) of the Securities Act.

        12. INFORMATION AVAILABLE. So long as the Registration Statement is effective covering the resale of Registrable Shares owned by the Investors, the Company will make available to the Investors (including via EDGAR):

               (a) as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in the Annual Report to Stockholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits); and

               (b) upon the reasonable request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a)(ii) of this Section 12 as filed with the SEC and all other information that is made available to stockholders.

               (c) upon the reasonable request of the Investor, an adequate number of copies of the prospectuses to supply to any other party requiring such prospectuses.

        13. ENTIRE AGREEMENT. This Agreement and the Purchase Agreement constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof, and also supersede any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

        14. MISCELLANEOUS.

               (a) No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the Company and the Majority Holders.

               (b) This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, provided that the terms and conditions of Section 11 hereof are satisfied. This Agreement shall also be binding upon and inure to the benefit of any transferee of any of the Securities, provided that the terms and conditions of Section 11 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Investor shall cease to own all of its Securities, all of such Investor's rights under this Agreement shall immediately terminate.

               (c) Any notice required or permitted by this Agreement shall be in writing and shall be sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below (if to the Company) or as set forth in Exhibit A (if to an Investor), or as subsequently modified by written notice:

               If to the Company:           Corixa Corporation
                                            1124 Columbia Street
                                            Suite 200
                                            Seattle, WA 98104
                                            Facsimile No.: (206) 754-5994
                                            Attn: Michelle Burris

               With a copy to:              Orrick, Herrington & Sutcliffe LLP
                                            719 Second Avenue
                                            Suite 900
                                            Seattle, WA 98104
                                            Facsimile No.: (206) 839-4301
                                            Attn: Stephen M. Graham
                                                  Alan C. Smith

               (d) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

               (e) This Agreement may be executed in a number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

                                        THE COMPANY:

                                        CORIXA CORPORATION


                                        By: /s/ STEVEN GILLIS, PH.D.
                                            ------------------------------------
                                            Name: Steven Gillis, Ph.D.
                                                 -------------------------------
                                            Title: Chairman, CEO
                                                  ------------------------------

                                        Address:      1224 Columbia Street
                                                      Suite 200
                                                      Seattle, WA 98104
                                        Telephone:    (206) 754-5711
                                        Facsimile:    (206) 754-5994



                                        INVESTORS:

                                        INTERWEST PARTNERS VIII, LP
                                        By:  InterWest Management Partners VIII,
                                        LLC, its general partner



                                        By: /s/ ARNOLD ORONSKY
                                            ------------------------------------
                                            Name: Arnold Oronsky
                                                 -------------------------------
                                            Title: Managing Director
                                                  ------------------------------

                                        Address:      2710 Sand Hill Road
                                                      --------------------------
                                                      Menlo Park, CA 94025
                                                      --------------------------
                                        Telephone:    650-854-8585
                                                      --------------------------
                                        Facsimile:    650-854-4706
                                                      --------------------------

                                        INTERWEST INVESTORS Q VIII, LP
                                        By:  InterWest Management Partners VIII,
                                             LLC, its general partner



                                        By: /s/ ARNOLD ORONSKY
                                            ------------------------------------
                                            Name: Arnold Oronsky
                                                 -------------------------------
                                            Title: Managing Director
                                                  ------------------------------

                                        Address:      2710 Sand Hill Road
                                                      Second Floor
                                                      --------------------------
                                                      Menlo Park, CA 94025
                                                      --------------------------
                                        Telephone:    650-854-8585
                                                      --------------------------
                                        Facsimile:    650-854-4706
                                                      --------------------------

                                        INTERWEST PARTNERS VIII, LP
                                        By:  InterWest Management Partners VIII,
                                             LLC, its general partner



                                        By: /s/ ARNOLD ORONSKY
                                            ------------------------------------
                                            Name: Arnold Oronsky
                                                 -------------------------------
                                            Title: Managing Director
                                                  ------------------------------

                                        Address:      2710 Sand Hill Road
                                                      Second Floor
                                                      --------------------------
                                                      Menlo Park, CA 94025
                                                      --------------------------
                                        Telephone:    650-854-8585
                                                      --------------------------
                                        Facsimile:    650-854-4706
                                                      --------------------------

                                        BAVP, L.P.
                                        By:  BA Venture Partners VI, LLC, its
                                             general partner




                                        By: /s/ LOUIS C. BOCK
                                            ------------------------------------
                                            Name: Louis C. Bock
                                                  ------------------------------
                                            Title:  Managing Member

                                        Address:      950 Tower Lane Suite 700
                                                      --------------------------
                                                      Foster City, CA 94404
                                                      --------------------------
                                        Telephone:    650-378-6068
                                                      --------------------------
                                        Facsimile:    650-378-6040
                                                      --------------------------


                                        FRAZIER HEALTHCARE IV, L.P.
                                        By:  FHM IV, LP, its general partner by
                                             FHM IV, LLC, its general partner


                                        By: /s/ NATHAN EVERY
                                            ------------------------------------
                                            Name: Nathan Every
                                                  ------------------------------
                                            Title: Authorized Representative
                                                   -----------------------------

                                        Address:      601 Union St. Suite 3300
                                                      --------------------------
                                                      Seattle, WA 98101
                                                      --------------------------
                                        Telephone:    206-621-7200
                                                      --------------------------
                                        Facsimile:    206-621-1848
                                                      --------------------------

                                        FRAZIER AFFILIATES IV, L.P.
                                        By:  FHM IV, LP, its general partner
                                             By FHM IV, LLC, its general partner


                                        By: /s/ NATHAN EVERY
                                            ------------------------------------
                                            Name: Nathan Every
                                                  ------------------------------
                                            Title: Authorized Representative
                                                   -----------------------------

                                        Address:      601 Union St. Suite 3300
                                                      --------------------------
                                                      Seattle, WA 98101
                                                      --------------------------
                                        Telephone:    206-621-7200
                                                      --------------------------
                                        Facsimile:    206-621-1848
                                                      --------------------------

                                        KBL HEALTHCARE, L.P.
                                        By:  KBL Healthcare, LLC, its general
                                             partner


                                        By: /s/ MARLENE KRAUSS, M.D.
                                            ------------------------------------
                                            Name: Marlene Krauss, M.D.
                                                  ------------------------------
                                            Title: Managing Director, G.P.
                                                   -----------------------------

                                        Address:      645 Madison Ave.
                                                      --------------------------
                                                      NY, NY 10022
                                                      --------------------------
                                        Telephone:    212-319-5555 Ext. 16
                                                      --------------------------
                                        Facsimile:    212-319-5591
                                                      --------------------------


                                        KBL PARTNERSHIP, L.P.
                                        By:  KBL Healthcare, LLC, its general
                                             partner


                                        By: /s/ MARLENE KRAUSS, M.D.
                                            ------------------------------------
                                            Name: Marlene Krauss, M.D.
                                                  ------------------------------
                                            Title: Managing Director, G.P.
                                                   -----------------------------

                                        Address:      645 Madison Ave.
                                                      --------------------------
                                                      NY, NY 10022
                                                      --------------------------
                                        Telephone:    212-319-5555 Ext. 16
                                                      --------------------------
                                        Facsimile:    212-319-5591
                                                      --------------------------


                                        OXFORD BIOSCIENCE PARTNERS IV L.P.
                                        By:  OBP Management IV L.P.



                                        By: /s/ JONATHAN J. FLEMING
                                            ------------------------------------
                                            Name:  Jonathan J. Fleming
                                            Title: General Partner

                                        Address:     222 Berkely St, Suite 1650
                                                     ---------------------------
                                                     Boston, MA 02116
                                                     ---------------------------
                                        Telephone:   617-357-7474
                                                     ---------------------------
                                        Facsimile:   617-357-7476
                                                     ---------------------------

                                      MRNA FUND II L.P.
                                      By:  OBP Management IV L.P.



                                      By: /s/ JONATHAN J. FLEMING
                                          --------------------------------------
                                          Name:  Jonathan J. Fleming
                                          Title: General Partner

                                      Address:   222 Berkeley St., Suite 1650
                                                 -------------------------------
                                                 Boston, MA 02116
                                                 -------------------------------
                                      Telephone: 617-357-7474
                                                 -------------------------------
                                      Facsimile: 617-357-7476
                                                 -------------------------------

                                      SUTTER HILL VENTURES,
                                      A CALIFORNIA LIMITED PARTNERSHIP


                                      By: /s/ TENCH COXE
                                          --------------------------------------
                                          Name:  Tench Coxe
                                                 -------------------------------
                                          Title: Managing Director of the
                                                 General Partner

                                      Address:   755 Page Mill Road, Suite A-200
                                                 -------------------------------
                                                 Palo Alto, CA 94304-1005
                                                 -------------------------------
                                      Telephone: 650-493-5600
                                                 -------------------------------
                                      Facsimile: 650-858-1854
                                                 -------------------------------

                                      SUTTER HILL ENTREPRENEURS FUND (AI),
                                      L.P., A CALIFORNIA LIMITED PARTNERSHIP



                                      By: /s/ TENCH COXE
                                          --------------------------------------
                                          Name:  Tench Coxe
                                                 -------------------------------
                                          Title: Managing Director of the
                                                 General Partner

                                      Address:   755 Page Mill Road, Suite A-200
                                                 -------------------------------
                                                 Palo Alto, CA 94304-1005
                                                 -------------------------------
                                      Telephone: 650-493-5600
                                                 -------------------------------
                                      Facsimile: 650-858-1854
                                                 -------------------------------



                                      SUTTER HILL ENTREPRENEURS FUND (QP), L.P.,
                                      A CALIFORNIA LIMITED PARTNERSHIP



                                      By: /s/ TENCH COXE
                                          --------------------------------------
                                          Name:  Tench Coxe
                                                 -------------------------------
                                          Title: Managing Director of the
                                                 General Partner

                                      Address:   755 Page Mill Road, Suite A-200
                                                 -------------------------------
                                                 Palo Alto, CA 94304-1005
                                                 -------------------------------
                                      Telephone: 650-493-5600
                                                 -------------------------------
                                      Facsimile: 650-858-1854
                                                 -------------------------------



                                      G. LEONARD BAKER, JR.

                                      /s/ DAVID E. SWEET
                                      ------------------------------------------
                                      By David E. Sweet
                                      Under Power of Attorney
                                      ------------------------------------------
                                      G. Leonard Baker, Jr.

                                      Address:   755 Page Mill Road, Suite A-200
                                                 -------------------------------
                                                 Palo Alto, CA 94304-1005
                                                 -------------------------------
                                      Telephone: 650-493-5600
                                                 -------------------------------
                                      Facsimile: 650-858-1854
                                                 -------------------------------

                                        SAUNDERS HOLDINGS, L.P.



                                        By: /s/ DAVID E. SWEET
                                            ------------------------------------
                                            By David E. Sweet
                                                Under Power of Attorney
                                            ------------------------------------
                                            Name:  G. Leonard Baker, Jr.
                                            Title: General Partner

                                        Address:      755 Page Mill Road
                                                      Suite A-200
                                                      --------------------------
                                                      Palo Alto, CA 94304-1005
                                                      --------------------------
                                        Telephone:    650-493-5600
                                                      --------------------------
                                        Facsimile:    650-858-1854
                                                      --------------------------



                                        THE COXE/OTUS REVOCABLE TRUST U/A/D
                                        4/23/98



                                        By: /s/ TENCH COXE
                                            ------------------------------------
                                             Name:  Tench Coxe
                                             Title: Trustee

                                        Address:      755 Page Mill Road
                                                      Suite A-200
                                                      --------------------------
                                                      Palo Alto, CA 94304-1005
                                                      --------------------------
                                        Telephone:    650-493-5600
                                                      --------------------------
                                        Facsimile:    650-858-1854
                                                      --------------------------

                                        YIN FAMILY TRUST DATED
                                        MARCH 1, 1997



                                        By: /s/ ROBERT YIN
                                            ------------------------------------
                                            Name:  Robert Yin
                                            Title: Trustee

                                        Address:      755 Page Mill Road
                                                      Suite A-200
                                                      --------------------------
                                                      Palo Alto, CA 94304-1005
                                                      --------------------------
                                        Telephone:    650-493-5600
                                                      --------------------------
                                        Facsimile:    650-858-1854
                                                      --------------------------

                                        JEFFREY W. BIRD AND CHRISTINA R. BIRD
                                        TRUST AGREEMENT DATED OCTOBER 31, 2000



                                        By: /s/ DAVID E. SWEET
                                            ------------------------------------
                                            By  David E. Sweet
                                                Under Power of Attorney
                                            ------------------------------------
                                            Name:  Jeffrey W. Bird
                                            Title: Trustee

                                        Address:      755 Page Mill Road
                                                      Suite A-200
                                                      --------------------------
                                                      Palo Alto, CA 94304-1005
                                                      --------------------------
                                        Telephone:    650-493-5600
                                                      --------------------------
                                        Facsimile:    650-858-1854
                                                      --------------------------

                                        THE BERNAL FAMILY TRUST U/D/T DATED
                                        NOVEMBER 3, 1995, RONAL D. BERNAL AND
                                        PAMELA M. BERNAL, TRUSTEES



                                        By: /s/ DAVID E. SWEET
                                            ------------------------------------
                                            By David E. Sweet
                                            Under Power of Attorney
                                            ------------------------------------
                                            Name:  Ronald D. Bernal
                                            Title: Trustee

                                        Address:      755 Page Mill Road,
                                                      --------------------------
                                                      Suite A-200
                                                      --------------------------
                                                      Palo Alto, CA 94304-1005
                                                      --------------------------
                                        Telephone:    650-443-5600
                                                      --------------------------
                                        Facsimile:    650-858-1854
                                                      --------------------------



                                        JAMES C. GAITHER

                                         /s/ JAMES C. GAITHER
                                        ----------------------------------------
                                        James C. Gaither

                                        Address:      755 Page Mill Road,
                                                      --------------------------
                                                      Suite A-200
                                                      --------------------------
                                                      Palo Alto, CA 94304-1005
                                                      --------------------------
                                        Telephone:    650-493-5600
                                                      --------------------------
                                        Facsimile:    650-858-1854
                                                      --------------------------

                                    THE GREGORY P. AND SARAH J.D. SANDS
                                    TRUST AGREEMENT DATED 2/24/99



                                    By: /s/ GREGORY SANDS
                                        ----------------------------------------
                                        Name:  Gregory P. Sands
                                        Title: Trustee

                                    Address:     755 Page Mill Road, Suite A-200
                                                 -------------------------------
                                                 Palo Alto, CA 94304-1005
                                                 -------------------------------
                                    Telephone:   650-493-5600
                                                 -------------------------------
                                    Facsimile:   650-858-1854
                                                 -------------------------------



                                    DAVID E. SWEET

                                     /s/ DAVID E. SWEET
                                    --------------------------------------------
                                    David E. Sweet

                                    Address:     755 Page Mill Road, Suite A-200
                                                 -------------------------------
                                                 Palo Alto, CA 94304-1005
                                                 -------------------------------
                                    Telephone:   650-493-5600
                                                 -------------------------------
                                    Facsimile:   650-858-1854
                                                 -------------------------------



                                    LYNNE M. BROWN

                                     /s/ LYNNE M. BROWN
                                    --------------------------------------------
                                    Lynne M. Brown

                                    Address:     755 Page Mill Road, Suite A-200
                                                 -------------------------------
                                                 Palo Alto, CA 94304-1005
                                                 -------------------------------
                                    Telephone:   650-493-5600
                                                 -------------------------------
                                    Facsimile:   650-858-1854
                                                 -------------------------------

                                  PATRICIA TOM

                                  /s/ PATRICIA TOM
                                  ----------------------------------------------
                                  Patricia Tom

                                  Address:     755 Page Mill Road, Suite A-200
                                               ---------------------------------
                                               Palo Alto, CA 94304-1005
                                               ---------------------------------
                                  Telephone:   650-493-5600
                                               ---------------------------------
                                  Facsimile:   650-858-1854
                                               ---------------------------------



                                   WELLS FARGO BANK, TRUSTEE
                                   SHV M/P/T FBO
                                   DAVID E. SWEET (ROLLOVER)



                                   By: /s/ VICKI M. BANDEL     /s/ EVAN HODGENS
                                       ----------------------------------------
                                       Name: Vicki M. Bandel       Evan Hodgens
                                            -----------------------------------
                                       Title: AVP & TO             Vice Pres.
                                             ----------------------------------

                                   Address:      420 Montgomery St.
                                                 2nd Floor
                                                 ------------------------------
                                                 San Francisco, CA 94104
                                                 ------------------------------
                                   Telephone:    415-396-3739
                                                 ------------------------------
                                   Facsimile:    415-956-9362
                                                 ------------------------------



                                   WELLS FARGO BANK, TRUSTEE
                                   SHV M/P/T FBO
                                   JAMES N. WHITE (ROLLOVER)


                                   By: /s/ VICKI M. BANDEL     /s/ EVAN HODGENS
                                       ----------------------------------------
                                       Name: Vicki M. Bandel       Evan Hodgens
                                            -----------------------------------
                                       Title: AVP & TO             Vice Pres.
                                             ----------------------------------

                                   Address:      420 Montgomery St.
                                                 2nd Floor
                                                 ------------------------------
                                                 San Francisco, CA 94104
                                                 ------------------------------
                                   Telephone:    415-396-3739
                                                 ------------------------------
                                   Facsimile:    415-956-9362
                                                 ------------------------------

                                   WELLS FARGO BANK, TRUSTEE
                                   SHV M/P/T FBO
                                   DAVID E. SWEET (ROLLOVER)



                                   By: /s/ VICKI M. BANDEL     /s/ EVAN HODGENS
                                       ----------------------------------------
                                       Name: Vicki M. Bandel       Evan Hodgens
                                            -----------------------------------
                                       Title: AVP & TO             Vice Pres.
                                             ----------------------------------

                                   Address:      420 Montgomery St.
                                                 2nd Floor
                                                 ------------------------------
                                                 San Francisco, CA 94104
                                                 ------------------------------
                                   Telephone:    415-396-3739
                                                 ------------------------------
                                   Facsimile:    415-956-9362
                                                 ------------------------------



                                   WELLS FARGO BANK, TRUSTEE
                                   SHV M/P/T FBO
                                   JAMES N. WHITE (ROLLOVER)


                                   By: /s/ VICKI M. BANDEL     /s/ EVAN HODGENS
                                       ----------------------------------------
                                       Name: Vicki M. Bandel       Evan Hodgens
                                            -----------------------------------
                                       Title: AVP & TO             Vice Pres.
                                             ----------------------------------

                                   Address:      420 Montgomery St.
                                                 2nd Floor
                                                 ------------------------------
                                                 San Francisco, CA 94104
                                                 ------------------------------
                                   Telephone:    415-396-3739
                                                 ------------------------------
                                   Facsimile:    415-956-9362
                                                 ------------------------------

                                    WELLS FARGO BANK, TRUSTEE
                                    SHV M/P/T FBO
                                    WILLIAM H. YOUNGER, JR.



                                  By: /s/ VICKI M. BANDEL      /s/ EVAN HODGENS
                                      -----------------------------------------
                                      Name: Vicki M. Bandel    Evan Hodgens
                                           ------------------------------------
                                      Title: AVP & TO          Vice Pres.
                                            -----------------------------------

                                    Address:      420 Montgomery St. 2nd Floor
                                                  -----------------------------
                                                  San Francisco, CA 94104
                                                  -----------------------------
                                    Telephone:    415-396-3739
                                                  -----------------------------
                                    Facsimile:    415-956-9362
                                                  -----------------------------



                                    H&Q LIFE SCIENCE INVESTORS


                                    By:  /s/ DANIEL OMSTEAD
                                        ----------------------------------------
                                         Name: Daniel R. Omstead
                                         Title:   President

                                    Address:      30 Rowes Wharf
                                                  ------------------------------
                                                  Boston, MA 02110
                                                  ------------------------------
                                    Telephone:    617-310-0415
                                                  ------------------------------
                                    Facsimile:    617-310-0562
                                                  ------------------------------

                                    The name H&Q Life Science Investors is
                                    the designation of the Trustees for the
                                    time being under an Amended and Restated
                                    Declaration of Trust Dated February 20,
                                    1992, as amended, and all persons
                                    dealing with H&Q Life Science Investors
                                    must look solely to the trust property
                                    for the enforcement of any claim against H&Q Life Science Investors, as neither the Trustees, officers nor shareholders assume any personal liability for obligations entered into on behalf of H&Q Life Science Investors.

                                        H&Q HEALTHCARE INVESTORS


                                        By: /s/ DANIEL OMSTEAD
                                            ------------------------------------
                                             Name: Daniel R. Omstead
                                             Title:   President

                                        Address:      30 Rowes Wharf
                                                      --------------------------
                                                      Boston, MA 02110
                                                      --------------------------
                                        Telephone:    617-310-0415
                                                      --------------------------
                                        Facsimile:    617-310-0562
                                                      --------------------------

                                        The name H&Q Healthcare Investors is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust Dated April 21, 1987, as amended, and all persons dealing with H&Q Healthcare Investors must look solely to the trust property for the enforcement of any claim against H&Q Healthcare Investors, as neither the Trustees, officers nor shareholders assume any personal liability for obligations entered into on behalf of H&Q Healthcare Investors.

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS


                                                             NUMBER OF
                                        NUMBER OF SHARES   WARRANTS TO BE        AGGREGATE
              PURCHASER                 TO BE PURCHASED      PURCHASED         PURCHASE PRICE
----------------------------------      ----------------   --------------      --------------
InterWest Partners VIII, L.P.                2,352,469          399,920        $14,470,624.94

InterWest Investors VIII, L.P.                  18,777            3,192            115,502.02

InterWest Investors Q VIII, L.P.                67,304           11,442            414,003.73

BAVP, L.P.                                   1,632,189          277,472         10,040,002.59

Frazier Healthcare IV, L.P.                    808,738          137,485          4,974,749.62

Frazier Affiliates IV, L.P.                      4,105              698             25,250.88

KBL Healthcare, L.P.                           436,000           74,120          2,681,945.00

KBL Partnership, L.P.                           52,000            8,840            319,865.00

Oxford Bioscience Partners IV L.P.             804,768          136,811          4,950,331.67

MRNA Fund II L.P.                                8,075            1,373             49,671.34

H&Q Healthcare Investors                       195,082           33,164          1,199,998.15

H&Q Life Science Investors                     130,055           22,109            800,000.81

Sutter Hill Ventures, A California
  Limited Partnership                          567,811           96,528          3,492,747.41

Sutter Hill Entrepreneurs Fund (AI), L.P.        5,616              955             34,545.42

Sutter Hill Entrepreneurs Fund (QP), L.P.       14,220            2,417             87,470.78

G. Leonard Baker, Jr.                           13,712            2,331             84,345.94

Saunders Holdings, L.P.                         13,712            2,331             84,345.94

The Coxe/Otus Revocable Trust,
U/A/D 4/23/98 - Tench Coxe,
Trustee                                         66,599           11,322            409,667.10

Yin Family Trust
Dated March 1, 1997 - Robert Yin, Trustee        1,016              173              6,249.67

Jeffrey W. Bird and Christina R.
Bird Trust Agreement Dated
October 31, 2000 - Jeffrey W.
Bird, Trustee                                    8,130            1,382             50,009.66

The Bernal Family Trust U/D/T
November 3, 1995 - Ronald D.
Bernal and Pamela M. Bernal,
Trustees                                         8,130            1,382             50,009.66

James C. Gaither                                11,753            1,998             72,295.64

The Gregory P. and Sarah J.D.
Sands Trust Agreement dated
2/24/99 - Gregory P. and Sarah
J.D. Sands, Trustees                            11,753            1,998             72,295.64

David E. Sweet                                   4,065              691             25,004.83

Lynne M. Brown                                   1,016              173              6,249.67

Patricia Tom                                     1,016              173              6,249.67

Wells Fargo Bank, Trustee
SHV M/P/T FBO Sherryl W.
Hossack                                          2,033              345             12,505.49

Wells Fargo Bank, Trustee
SHV M/P/T FBO David L.
Anderson                                        19,588            3,330            120,490.69

Wells Fargo Bank, Trustee
SHV M/P/T FBO David E. Sweet
(Rollover)                                       4,065              691             25,004.83

Wells Fargo Bank, Trustee
SHV M/P/T FBO William H.
Younger, Jr.                                    47,012            7,992            289,182.57

Wells Fargo Bank, Trustee
SHV M/P/T FBO James N. White
(Rollover)                                      11,753            1,998             72,295.64

TOTAL                                        7,322,562        1,244,836        $45,042,909.50

                                    EXHIBIT B

                             INSTRUMENT OF ADHERENCE


        Reference is hereby made to that certain Registration Rights Agreement, dated as of August 9, 2002, between Corixa Corporation, a Delaware corporation (the "Company"), the Initial Investors and the Investor Permitted Transferees, as amended and in effect from time to time (the "Registration Rights Agreement"). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Registration Rights Agreement.

        The undersigned, in order to become the owner or holder of [___________ shares][warrants to purchase ________ shares] of common stock, par value $0.001 per share (the "Common Stock"), of the Company, hereby agrees that, from and after the date hereof, the undersigned has become a party to the Registration Rights Agreement in the capacity of an Investor Permitted Transferee, and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in, the Registration Rights Agreement that are applicable to Investor Permitted Transferees. This Instrument of Adherence shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution.

        Executed under seal as of the date set forth below under the laws of
________________.



                                        Signature:
                                                  ------------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------


Accepted:

Corixa Corporation


By:
     ------------------------------
     Michelle Burris
     Chief Financial Officer

Date:
     ------------------------------

                                   APPENDIX I

                               CORIXA CORPORATION

                      REGISTRATION STATEMENT QUESTIONNAIRE

        In connection with the preparation of the Registration Statement, please provide us with the following information:

1. Pursuant to the "Selling Stockholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

        ---------------------------------------------

2. Please provide the number of securities that you or your organization will own immediately after Closing, including those Purchased Shares and Warrants purchased by you or your organization pursuant to the Securities Purchase Agreement and those securities purchased by you or your organization through other transactions:

        Purchased Shares:
                         ------------------------------------
        Warrants:
                 --------------------------------------------
        Other Shares of Common Stock:
                                     ------------------------


3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

        [ ]   Yes         [ ]   No

        If yes, please indicate the nature of any such relationships below:


        ---------------------------------------------

        ---------------------------------------------

        ---------------------------------------------

        ---------------------------------------------

                                   APPENDIX II

                               CORIXA CORPORATION

          TRANSFER NOTICE FOR SALES PURSUANT TO REGISTRATION STATEMENT



ATTENTION:
Michelle Burris
Corixa Corporation
1124 Columbia Street, Suite 200
Seattle, Washington 98104

        This Transfer Notice relates to _____________ shares (the "Shares") of the common stock, $0.001 par value per share, of Corixa Corporation, a Delaware corporation, registered in the name of ____________________________ (the "Transferor"). The beneficial owner of the Shares is __________________________________________________.(1)

        The undersigned Transferor desires to assign and transfer the Shares through the following broker:

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           (PRINT OR TYPE BROKER'S NAME, ADDRESS AND TELEPHONE NUMBER)

        The name, address and telephone number of a contact person regarding this transaction (if different from above) is:

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           (PRINT OR TYPE BROKER'S NAME, ADDRESS AND TELEPHONE NUMBER)

        The undersigned Transferor confirms that:

        1. the Shares are being transferred pursuant to an effective registration statement on Form S-3 under the Securities Act of 1933;


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(1) A "beneficial owner" of the Shares includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power, which includes the power to vote, or to direct the voting of, the Shares; and/or (ii) investment power, which includes the power to dispose, or to direct the disposal of, the Shares.

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        2.      the Shares are being transferred in compliance with any
                applicable blue sky securities laws of any state;

        3. the prospectus delivery requirements under the Securities Act have been or will be satisfied; and

        4. the prospectus so delivered correctly describes the Transferor and the Transferor's method of sale or other distribution of the Shares.

        Signature:
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                  (SIGN EXACTLY AS SHARES ARE REGISTERED ON CORIXA CORPORATION'S
                  BOOKS; IF REGISTERED STOCKHOLDER IS AN ENTITY, INDICATE SIGNATORY'S OFFICIAL CAPACITY WITH RESPECT TO THE REGISTERED HOLDER)

        Date:
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